SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 263-8000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1: Earnings Release of Cytyc Corporation dated July 29, 2004

Item 12. Results of Operations and Financial Conditions

On July 29, 2004, Cytyc Corporation issued a press release announcing the Company’s earnings for the quarter ended June 30, 2004. A copy of the release is furnished with this report as an exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ Patrick J. Sullivan
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: July 29, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of Cytyc Corporation dated July 29, 2004.